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Subsidiaries of Registrant                                        Exhibit 21.01



HEIDRICK & STRUGGLES, INC., a Delaware Corporation

HEIDRICK & STRUGGLES ASIA-PACIFIC, LTD., an Illinois Corporation

HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois Corporation

HEIDRICK & STRUGGLES AUSTRALIA, LTD., an Illinois Corporation

HEIDRICK & STRUGGLES HONG KONG, LTD., an Illinois Corporation

HEIDRICK & STRUGGLES SINGAPORE PTE LTD, a Singapore Corporation

HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an Indian Corporation

HEIDRICK & STRUGGLES (KOREA), INC., a Korean Corporation

HEIDRICK & STRUGGLES FAR EAST LIMITED (Hong Kong)

HEIDRICK & STRUGGLES TAIWAN LIMITED

HEIDRICK & STRUGGLES CANADA, INC., a Canadian Corporation

HEIDRICK & STRUGGLES ARGENTINA, S.A., an Argentine Corporation

HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois Corporation

HEIDRICK & STRUGGLES DE CHILE LIMITADA, a Chilean Limitada

HEIDRICK & STRUGGLES DEL PERU S.A., a Peruvian Corporation

HEIDRICK & STRUGGLES, S.A., a Venezuelan Corporation

HEIDRICK & STRUGGLES HOLDING DO BRASIL LTDA, a Brazilian Limitada

HEIDRICK & STRUGGLES DO BRASIL LTDA., a Brazilian Limitada

HEIDRICK & STRUGGLES, S.A. de C.V., a Mexican Corporation

HEIDRICK & STRUGGLES ESPANA, INC., an Illinois Corporation

HEIDRICK & STRUGGLES AB, a Swedish Corporation

HEIDRICK & STRUGGLES AS, a Norwegian Corporation

HEIDRICK & STRUGGLES OY, a Finnish Corporation

STAHLBERG & PARTNER OY, a Finnish Corporation

JUHA-PEKKA AHTIKARI OY, a Finnish Corporation

KOIK & PARTNER OU, an Estonian Corporation

KOIK & PARTNER SIA, a Latvian Corporation
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HEIDRICK & STRUGGLES INTERNATIONAL SRL, an Italian Corporation

HEIDRICK & STRUGGLES Sp.zo.o, a Polish Corporation

HEIDRICK & STRUGGLES CONSULTING AG, a Swiss Corporation

HEIDRICK & STRUGGLES s.r.o., a Czech Corporation

HEIDRICK & STRUGGLES BV, a Netherlands limited liability corporation

HEIDRICK & STRUGGLES CONSULTORES de GESTAO Lda, a Portugese Corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GmbH & Co. KG, a German limited partnership

PROTEM GmbH, a German limited liability corporation

JMA-JMP ANZEIGENANGENTUR GmbH, a German limited liability corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG-Gmbh, a German limited liability company

HEIDRICK & STRUGGLES LTD., an Israeli Corporation

LEADERSONLINE, INC. a Delaware Corporation

HEIDRICK & STRUGGLES (Proprietary) LIMITED, a South African Limited Company.

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG, GmbH., an Austrian Corporation